SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 17, 2003
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                         FRONTIER FINANCIAL CORPORATION
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               (Exact Name of Registrant as Specified in Charter)



       Washington                       000-15540              91-1223535
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(State of other jurisdiction           (Commission         (IRS Employer Identi-
    of incorporation)                  File Number)          fication Number)

                   332 SW Everett Mall Way, Everett, Washington 98204
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                   (Address of principal executive offices/Zip Code)


        Registrants telephone number, including area code: (425) 514-0700
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    Item 7.     FINANCIAL STATEMENTS AND EXHIBITS

                (c) Exhibit 99: Press Release dated April 16, 2003

    Item 9.     REGULATION FD DISCLOSURE


     On April 16, 2003, the Corporation released earnings information for the first quarter ended March 31, 2003. This information is provided under Item 12.



                                   SIGNATURES

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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                     Dated:       April 16, 2003
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                            FRONTIER FINANCIAL CORPORATION

                            By: /s/ Robert J. Dickson
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                                Robert J. Dickson
                           Its: President & CEO